UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

CORILLIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 0-29291

Oregon	91-1795219
(State or other jurisdiction of incorporation	(I.R.S. Employer
or organization)	Identification No.)

3400 NW John Olsen Place
Hillsboro, Oregon	97124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 629-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry Into a Material Definitive Agreement

On May 3, 2005, Corillian appointed Brian Kissell as Senior Vice President of Corporate Strategy of the Company for a term expiring on his death, resignation or removal from office, or the appointment of a successor to such office.

Mr. Kissell will receive an annual base salary of $200,000 and an annual bonus of up to 25% of his base salary based on the achievement of individual and company objectives. Under a severance agreement entered into with Mr. Kissell, if he is terminated without cause by Corillian, he will receive six months’ of his base salary as severance unless the termination is within one year after a change of control of Corillian, in which case he will receive twelve months’ of his base salary as severance. Corillian also granted Mr. Kissell an option to purchase 325,000 shares of Corillian common stock at an exercise price per share of $3.18. One-fourth of the option shares vest on April 29, 2006, and one-sixteenth of the option shares vest in quarterly installments thereafter. 50% of the option shares are subject to accelerated vesting if Mr. Kissel is terminated without cause within one year of a change of control of Corillian.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 3, 2005, Corillian appointed Brian Kissell as Senior Vice President of Corporate Strategy of the Company for a term expiring on his death, resignation or removal from office, or the appointment of a successor to such office.

Before joining Corillian, Mr. Kissell managed early stage venture investments as a Kauffman Fellow at Blue Chip Venture Company from August 2002 to June 2004 and served as the CEO of Paraform, an industrial design and engineering software company, from January 1998 to July 2002. Prior to Paraform, he was the Vice President of Marketing at Oblix, an identity management solutions company, and has various positions in corporate strategy at Bain & Co. and Raychem. Mr. Kissel holds a B.S. degree in Mechanical Engineering from the US Naval Academy and an MBA from Stanford University

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
10.1	Nonqualified Stock Option Agreement, dated May 3, 2005 between Brian Kissell and Corillian Corporation

10.2	Severance Agreement, dated May 3, 2005 between Corillian Corporation and Brian Kissell

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2005

CORILLIAN CORPORATION

By:	/s/ ALEX P. HART

Alex P. Hart
Chief Executive Officer

CORILLIAN CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
10.1	Nonqualified Stock Option Agreement, dated May 3, 2005 between Brian Kissell and Corillian Corporation

10.2	Severance Agreement, dated May 3, 2005 between Corillian Corporation and Brian Kissell